                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 23, 1998



                            BT Financial Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania              0-12377                   251441348
(State or Other Jurisdiction    (Commission              (I.R.S. Employer
    of Incorporation)           File Number)            Identification No.)


                551 Main Street, Johnstown, Pennsylvania 15901
                   (Address of principal executive offices)


                                (814) 532-3801
             (Registrant's telephone number, including area code)

Item 5.  Other Events

          On October 23, 1998, The Peoples National Bank of Rural Valley, a national banking association ("Rural Valley"), was merged (the "Merger") with and into Laurel Bank, a Pennsylvania bank and trust company ("Laurel Bank") and wholly-owned subsidiary of BT Financial Corporation, a Pennsylvania bank holding company (the "Company"), pursuant to an Amended Agreement and Plan of Reorganization dated August 26, 1998, (the "Merger Agreement") by and among the Company, Laurel Bank, and Rural Valley, which is incorporated herein by reference to Annex A of Amendment No. 1 to the Company's Registration Statement on Form S-4 (No. 333-61683).

          Pursuant to the Merger Agreement, each holder of Rural Valley common stock ("Rural Valley shareholder"), par value $5.00 per share ("Rural Valley Common Stock") received the right to exchange each share of Rural Valley Common Stock for 12.11 shares of Company common stock (the "Merger Consideration"). The Merger Consideration was determined by arms' length negotiations between representatives of the Company and Rural Valley. In lieu of fractional shares, each Rural Valley shareholder was entitled to receive a pro-rated cash payment, based on the price of one share of Company common stock as of October 23, 1998.

          Laurel Bank will operate the single branch office of Rural Valley located at 601 Main Street, Rural Valley, Pennsylvania 16249 as a Laurel Bank branch office.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

           Exhibit No.         Description
           -----------         -----------
           2.1                 Amended Agreement and Plan of Reorganization
                               dated August 26, 1998, incorporated by reference
                               to Annex A of the Company's Amendment No. 1 to
                               Registration Statement on Form S-4 (No. 333-
                               61683)

           99.1                Press Release dated October 23, 1998

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BT Financial Corporation

Date: October 29, 1998              By:   /s/ John H. Anderson
                                        -------------------------------------
                                        John H. Anderson
                                        Chairman and Chief Executive Officer
                                        (Principal Executive Officer)

Date: October 29, 1998                    /s/ Steven C. Ackmann
                                        ------------------------------
                                        Steven C. Ackmann
                                        President and Chief Operating Officer

Date: October 29, 1998                    /s/ Mark L. Sollenberger
                                        --------------------------------------
                                        Mark L. Sollenberger
                                        Executive Vice President and Treasurer
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                                 EXHIBIT INDEX

                                                                                 Method of
 Exhibit No.                             Description                             Filing
----------------------------------------------------------------------------------------------------------------
 2.1                                     Amended Agreement and Plan of           Incorporated by reference to
                                         Reorganization dated August 26, 1998    Annex A of the Company's
                                                                                 Amendment No. 1 to
                                                                                 Registration Statement on
                                                                                 Form S-4 (No. 333-61683)

99.1                                     Press Release dated October 23, 1998    Filed herewith
